                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               January 30, 2001
                       ---------------------------------
                                Date of Report
                       (Date of Earliest Event Reported)


                           ONYX SOFTWARE CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

    Washington                     0-25361                        91-1629814
-----------------           ---------------------            -------------------
 (State or Other            (Commission File No.)              (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)

       3180 -139th Avenue SE, Suite 500, Bellevue, Washington 98005-4091
       -----------------------------------------------------------------
            (Address of Principal Executive Offices)          (Zip Code)

                                (425) 451-8060
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                     None
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On January 30, 2001, Onyx Software Corporation, a Washington corporation, announced that it had named Leslie Rechan as its President and Chief Operating Officer. Mr. Rechan entered into an Employment Agreement and a Stock Option Agreement with Onyx in connection with his employment. Copies of the Employment Agreement, the Stock Option Agreement and the January 30, 2001 press release relating to the announcement are attached as Exhibit 10.1, 10.2 and 99.1 respectively, each of which is incorporated into this current report by reference.

Item 7.  Financial Statements, Pro Forma Information and Exhibits

(c)   Exhibits

10.1  Employment Agreement, dated January 30, 2001, between Onyx and Leslie
      Rechan

10.2 Stock Option Agreement, dated January 30, 2001, between Onyx and Leslie Rechan

99.1  Press Release dated January 30, 2001

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ONYX SOFTWARE CORPORATION


Dated: February 6, 2001              By:    /s/ Amy E. Kelleran
                                        -------------------------------
                                                Amy E. Kelleran

                                        Interim Chief Financial Officer
                                            and Assistant Secretary
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                                 EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------

     10.1 Employment Agreement, dated January 30, 2001, be-tween Onyx and Leslie Rechan

     10.2 Stock Option Agreement, dated January 30, 2001, be-tween Onyx and Leslie Rechan

     99.1        Press Release dated January 30, 2001